Pension and other post-retirement benefits (Tables)	6 Months Ended
Jun. 30, 2011
Pension and other post-retirement benefits
Components of total pension costs

	in			% change		in		% change

	2Q11	1Q11	2Q10	QoQ	YoY	6M11	6M10	YoY

Total pension costs (CHF million)

Service costs on benefit obligation	89	88	76	1	17	177	152	16

Interest costs on benefit obligation	136	138	149	(1)	(9)	274	297	(8)

Expected return on plan assets	(206)	(209)	(201)	(1)	2	(415)	(401)	3

Amortization of recognized prior service cost	3	4	4	(25)	(25)	7	8	(13)

Amortization of recognized actuarial losses	36	37	30	(3)	20	73	57	28

Net periodic pension costs	58	58	58	0	0	116	113	3

Settlement (gains)/losses	0	0	0	–	–	0	(2)	100

Curtailment (gains)/losses	0	1	0	(100)	–	1	0	–

Special termination benefits	0	0	0	–	–	0	0	–

Total pension costs	58	59	58	(2)	0	117	111	5